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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-2

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 7, 1999
                                  ------------

                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    New York
                                    --------
                 (State or other jurisdiction of incorporation)


            0-21168                                  13-3253392
            ---------------------------------------------------
     (Commission File Number)           (IRS Employer Identification Number)


                  5 East 80th Street, New York, New York 10021
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 717-6544
        -----------------------------------------------------------------
                                Page 1 of 3 pages




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                                EXPLANATORY NOTE

                 This Current Report on Form 8-K/A-2 amends and
                   restates in its entirety the text of Item 5 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 18, 1999.


ITEM 5. OTHER EVENTS

         On June 7, 1999, Chromatics Color Sciences International Inc. (the "Company") executed a renewable, five-year agreement with Datex-Ohmeda, Inc. and its Ohmeda medical division ("DO") pursuant to which the Company appointed DO as the exclusive distributor in the United States of the Company's Colormate(Registered Trademark) TLc-BiliTest(Registered Trademark) System for noninvasive monitoring of bilirubin infant jaundice in the hospital market, the non-consumer home healthcare market (in which the test is administered solely by a healthcare professional), the pediatrician, office market and clinics within all such markets. The agreement also applies to the Company's TLc-Lensette(Registered Trademark) disposable standard that is used to calibrate each measurement taken by the Colormate(Registered Trademark) TLc-BiliTest(Registered Trademark) System. The terms of the agreement provide for minimum purchases of Colormate(Registered Trademark) System units and TLc-Lensette(Registered Trademark) disposable color-calibration and verification standards for the term of the agreement. There are no financial penalties for failure to meet these minimum levels. However, the Company has the option to terminate the agreement if these minimums are not met. The Company will sell its products to DO in accordance with the minimum sale prices set forth in the agreement and will also share in the sales revenues for such products. In addition, the agreement grants DO negotiation rights for international marketing and distribution of the Company's monitoring system for the potential retail market and consumer home healthcare market where the test is not administered by a healthcare professional, subject to further required regulatory clearances for commercial use.

         Pursuant to Item 601(b)(10) of Regulation S-K promulgated under the Securities Act of 1933, the Company is filing the agreement as Exhibit 10.1 to the report.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CHROMATICS COLOR SCIENCES
                               INTERNATIONAL, INC.

                                             By:     /s/ Darby S. Macfarlane
                                                  --------------------------

                                                  Name: Darby S. Macfarlane
                                                  Title: Chief Executive Officer

Date:      January 20, 2000